Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Aug-00

Collection Period                      October 2, 2000    to    November 1, 2000
Determination Date                    November 9, 2000
Distribution Date                    November 14, 2000

Available Amounts
-----------------
              Scheduled Payments plus Payaheads, net of Excluded Amounts               11,620,597.85
              Prepayment Amounts                                                        1,967,710.58
              Recoveries                                                                    4,143.63
              Investment Earnings on Collection Account and Reserve Fund                   30,647.19
              Late Charges                                                                  4,202.89
              Servicer Advances                                                                 0.00

              Total Available Amounts                                                  13,627,302.14
              -----------------------                                                  -------------

Payments on Distribution Date
-----------------------------

     (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                    0.00
     (A)      Unreimbursed Servicer Advances to the Servicer                                    0.00
     (B)      Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer              0.00
     (C)      Interest due to Class A-1 Notes                                                   0.00
     (D)      Interest due to Class A-2 Notes                                             387,664.93
     (E)      Interest due to Class A-3 Notes                                             584,443.67
     (F)      Interest due to Class A-4 Notes                                             380,594.75
     (G)      Interest due to Class B Notes                                                18,625.34
     (H)      Interest due to Class C Notes                                                19,004.34
     (I)      Interest due to Class D Notes                                                32,096.22
     (J)      Interest due to Class E Notes                                                20,874.84
     (K)      Class A-1 Principal Payment Amount                                                0.00
     (L)      Class A-2 Principal Payment Amount                                       11,151,285.99
     (M)      Class A-3 Principal Payment Amount                                                0.00
     (N)      Class A-4 Principal Payment Amount                                                0.00
     (O)      Class B Principal Payment Amount                                            148,288.39
     (P)      Class C Principal Payment Amount                                            148,288.39
     (Q)      Class D Principal Payment Amount                                            237,261.42
     (R)      Class E Principal Payment Amount                                            148,267.47
     (S)      Additional Principal to Class A-1 Notes                                           0.00
     (T)      Additional Principal to Class A-2 Notes                                           0.00
     (U)      Additional Principal to Class A-3 Notes                                           0.00
     (V)      Additional Principal to Class A-4 Notes                                           0.00
     (W)      Additional Principal to Class B Notes                                             0.00
     (X)      Additional Principal to Class C Notes                                             0.00
     (Y)      Additional Principal to Class D Notes                                             0.00
     (Z)      Additional Principal to Class E Notes                                             0.00
    (AA)      Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer            200,730.59
    (AB)      Deposit to the Reserve Fund                                                 149,875.80
    (AC)      Excess to Certificateholder                                                       0.00

              Total distributions to Noteholders and Certificateholders                13,627,302.14
              --------------------------------------------------------                 -------------

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
            Trustee fees due on Distribution Date                                                                    0.00

Unreimbursed Servicer Advances
------------------------------

            Unreimbursed Servicer Advances                                                                           0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)      Servicing Fee Percentage                                                                                 0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                               259,888,431.86
   (iii)    Servicing Fee ( ( (i) / 12 ) x (ii) )                                                                    0.00
   (iv)     Servicing Fee accrued but not paid in prior periods                                                      0.00
            Total Servicing Fee due and accrued ( (iii) + (iv) )                                                     0.00
            Servicing Fee carried forward                                                                            0.00

            Monthly Servicing Fee distributed                                                                        0.00

Class A-1 Interest Schedule
---------------------------

            Opening Class A-1 principal balance                                                                         -
            Class A-1 Interest Rate                                                                               6.12905%
            Number of days in Accrual Period                                                                           29
            Current Class A-1 interest due                                                                           0.00
            Class A-1 interest accrued but not paid in prior periods                                                 0.00
            Total Class A-1 interest due                                                                             0.00
            Class A-1 interest carried forward                                                                       0.00
            Class A-1 interest distribution                                                                          0.00

Class A-2 Interest Schedule
---------------------------

            Opening Class A-2 principal balance                                                             71,568,910.95
            Class A-2 Interest Rate                                                                               6.50000%
            Current Class A-2 interest due                                                                     387,664.93
            Class A-2 interest accrued but not paid in prior periods                                                 0.00
            Total Class A-2 interest due                                                                       387,664.93
            Class A-2 interest carried forward                                                                       0.00
            Class A-2 interest distribution                                                                    387,664.93

Class A-3 Interest Schedule
---------------------------

            Opening Class A-3 principal balance                                                            105,463,520.00
            Class A-3 Interest Rate                                                                               6.65000%
            Current Class A-3 interest due                                                                     584,443.67
            Class A-3 interest accrued but not paid in prior periods                                                 0.00
            Total Class A-3 interest due                                                                       584,443.67
            Class A-3 interest carried forward                                                                       0.00
            Class A-3 interest distribution                                                                    584,443.67

Class A-4 Interest Schedule
---------------------------

            Opening Class A-4 principal balance                                                             67,262,695.00
            Class A-4 Interest Rate                                                                               6.79000%
            Current Class A-4 interest due                                                                     380,594.75
            Class A-4 interest accrued but not paid in prior periods                                                    -
            Total Class A-4 interest due                                                                       380,594.75
            Class A-4 interest carried forward                                                                          -
            Class A-4 interest distribution                                                                    380,594.75

Class B Interest Schedule
-------------------------

            Opening Class B principal balance                                                                3,248,605.69
            Class B Interest Rate                                                                                 6.88000%
            Current Class B interest due                                                                        18,625.34
            Class B interest accrued but not paid in prior periods                                                      -
            Total Class B interest due                                                                          18,625.34
            Class B interest carried forward                                                                            -

            Class B interest distribution                                                                       18,625.34

Class C Interest Schedule
-------------------------
            Opening Class C principal balance                                                                3,248,605.69
            Class C Interest Rate                                                                                 7.02000%
            Current Class C interest due                                                                        19,004.34
            Class C interest accrued but not paid in prior periods                                                      -
            Total Class C interest due                                                                          19,004.34
            Class C interest carried forward                                                                            -

            Class C interest distribution                                                                       19,004.34


Class D Interest Schedule
-------------------------

            Opening Class D principal balance                                                                5,197,768.97
            Class D Interest Rate                                                                                 7.41000%
            Current Class D interest due                                                                        32,096.22
            Class D interest accrued but not paid in prior periods                                                   0.00
            Total Class D interest due                                                                          32,096.22
            Class D interest carried forward                                                                         0.00

            Class D interest distribution                                                                       32,096.22


Class E Interest Schedule
-------------------------

            Opening Class E principal balance                                                                2,628,520.91
            Class E Interest Rate                                                                                 9.53000%
            Current Class E interest due                                                                        20,874.84
            Class E interest accrued but not paid in prior periods                                                   0.00
            Total Class E interest due                                                                          20,874.84
            Class E interest carried forward                                                                         0.00

            Class E interest distribution                                                                       20,874.84


Class A-1 Principal Schedule
----------------------------

            Class A-1 Maturity Date                                                                       January 6, 2001
   (i)      Opening Class A-1 principal balance                                                                      0.00
   (ii)     Aggregate outstanding principal of Notes plus Overcollateralization Balance                    259,888,431.86
   (iii)    ADCB as of last day of the Collection Period                                                   248,025,361.66
            Monthly Principal Amount ( (ii) - (iii) )                                                       11,863,070.20
   (iv)     Class A-1 Principal Payment Amount                                                                       0.00
            Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                           0.00
            Class A-1 Principal Payment Amount distribution                                                          0.00
            Principal carryforward Class A-1                                                                         0.00

            Class A-1 Principal Balance after current distribution                                                   0.00


Class A Principal Payment Amount
--------------------------------

   (i)      Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                     244,295,125.95
   (ii)     Class A Target Investor Principal Amount (94.0% * ending ADCB)                                 233,143,839.96
            Class A Principal Payment Amount                                                                11,151,285.99
            Funds available for distribution after Class A-1 distribution                                   11,151,285.99


Class A-2 Principal Schedule
----------------------------

            Opening Class A-2 principal balance                                                             71,568,910.95
            Class A-2 Principal Payment Amount                                                              11,151,285.99
            Class A-2 Principal Payment Amount distribution                                                 11,151,285.99
            Principal carryforward Class A-2                                                                         0.00

            Class A-2 principal balance after current distribution                                          60,417,624.96

Class A-3 Principal Schedule
----------------------------
     Opening Class A-3 principal balance                                                                   105,463,520.00
     Class A-3 Principal Payment Amount                                                                              0.00
     Class A-3 Principal Payment Amount distribution                                                                 0.00
     Principal carryforward Class A-3                                                                                0.00

     Class A-3 principal balance after current distribution                                                105,463,520.00


Class A-4 Principal Schedule
----------------------------

     Opening Class A-4 principal balance                                                                    67,262,695.00
     Class A-4 Principal Payment Amount                                                                              0.00
     Class A-4 Principal Payment Amount distribution                                                                 0.00
     Principal carryforward Class A-4                                                                                0.00

     Class A-4 principal balance after current distribution                                                 67,262,695.00


Class B Principal Schedule
--------------------------

     Opening Class B principal balance                                                                       3,248,605.69
     Class B Target Investor Principal Amount (1.25% * ending ADCB)                                          3,100,317.30
     Class B Floor                                                                                          (5,545,319.07)
     Class B Principal Payment Amount due                                                                      148,288.39
     Class B Principal Payment Amount distribution                                                             148,288.39
     Principal carryforward Class B                                                                                  0.00

     Class B principal balance after current distribution                                                    3,100,317.30


Class C Principal Schedule
--------------------------

     Opening Class C principal balance                                                                       3,248,605.69
     Class C Target Investor Principal Amount (1.25% * ending ADCB)                                          3,100,317.30
     Class C Floor                                                                                           3,713,251.12
     Class C Principal Payment Amount due                                                                      148,288.39
     Class C Principal Payment Amount distribution                                                             148,288.39
     Principal carryforward Class C                                                                                  0.00

     Class C principal balance after current distribution                                                    3,100,317.30


Class D Principal Schedule
--------------------------

     Opening Class D principal balance                                                                       5,197,768.97
     Class D Target Investor Principal Amount (2.00% * ending ADCB)                                          4,960,507.55
     Class D Floor                                                                                              67,980.11
     Class D Principal Payment Amount due                                                                      237,261.42
     Class D Principal Payment Amount distribution                                                             237,261.42
     Principal carryforward Class D                                                                                  0.00

     Class D principal balance after current distribution                                                    4,960,507.55

Class E Principal Schedule
--------------------------

     Opening Class E principal balance                                                                       2,628,520.91
     Class E Target Investor Principal Amount (1.00% * ending ADCB)                                          2,480,253.44
     Class E Floor                                                                                             430,040.64
     Class E Principal Payment Amount due                                                                      148,267.47
     Class E Principal Payment Amount distribution                                                             148,267.47
     Principal carryforward Class E                                                                                  0.00

     Class E principal balance after current distribution                                                    2,480,253.44

Additional Principal Schedule
-----------------------------
            Floors applicable (Yes/No)                                                                                 No
            Monthly Principal Amount                                                                        11,863,070.20
            Sum of Principal Payments payable on all classes                                                11,833,391.66
            Additional Principal payable                                                                             0.00
            Additional Principal available, if payable                                                               0.00

            Class A-1 Additional Principal allocation                                                                0.00
            Class A-1 principal balance after current distribution                                                      -

            Class A-2 Additional Principal allocation                                                                0.00
            Class A-2 principal balance after current distribution                                          60,417,624.96

            Class A-3 Additional Principal allocation                                                                0.00
            Class A-3 principal balance after current distribution                                         105,463,520.00

            Class A-4 Additional Principal allocation                                                                0.00
            Class A-4 principal balance after current distribution                                          67,262,695.00

            Class B Additional Principal allocation                                                                  0.00
            Class B principal balance after current distribution                                             3,100,317.30

            Class C Additional Principal allocation                                                                  0.00
            Class C principal balance after current distribution                                             3,100,317.30

            Class D Additional Principal allocation                                                                  0.00
            Class D principal balance after current distribution                                             4,960,507.55

            Class E Additional Principal allocation                                                                  0.00
            Class E principal balance after current distribution                                             2,480,253.44


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)      Servicing Fee Percentage                                                                                 0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                               259,888,431.86
  (iii)     Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                           86,629.48

   (iv)     Servicing Fee accrued but not paid in prior periods                                                114,101.11

            Total Servicing Fee due and accrued ( (iii) + (iv) )                                               200,730.59

            Servicing Fee carried forward                                                                            0.00


            Monthly Servicing Fee distributed                                                                  200,730.59



Reserve Fund Schedule
---------------------

            Initial ADCB                                                                                   365,558,126.61
            10% of Initial ADCB                                                                             36,555,812.66

            Outstanding Principal Amount of the Notes as of the preceding Distribution Date                258,618,627.21

            ADCB as of the end of the Collection Period                                                    248,025,361.66
            Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                1,810,330.39
            Prior month Reserve Fund balance                                                                   912,601.83
            Deposit to Reserve Fund - excess funds                                                             149,875.80
            Interim Reserve Fund Balance                                                                     1,062,477.63
            Current period draw on Reserve Fund for Reserve Interest Payments                                        0.00
            Current period draw on Reserve Fund for Reserve Principal Payments                                       0.00
            Excess to Certificateholder                                                                              0.00
            Ending Reserve Fund balance                                                                      1,062,477.63


            Reserve Fund balance as a percentage of aggregate note balances as of the first day of
            the Collection Period                                                                                    0.31%
            Investment Earnings on Reserve Account                                                               4,723.56

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                                                        -
          Initial Class A-1 principal balance                                    93,400,101.00

          Note factor                                                              0.000000000


          Class A-2
          ---------
          Class A-2 principal balance                                            60,417,624.96
          Initial Class A-2 principal balance                                    77,498,323.00

          Note factor                                                              0.779599127


          Class A-3
          ---------
          Class A-3 principal balance                                           105,463,520.00
          Initial Class A-3 principal balance                                   105,463,520.00

          Note factor                                                              1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                                            67,262,695.00
          Initial Class A-4 principal balance                                    67,262,695.00

          Note factor                                                              1.000000000


          Class B
          -------
          Class B principal balance                                               3,100,317.30
          Initial Class B principal balance                                       4,569,477.00

          Note factor                                                              0.678484058


          Class C
          -------
          Class C principal balance                                               3,100,317.30
          Initial Class C principal balance                                       4,569,477.00

          Note factor                                                              0.678484058


          Class D
          -------
          Class D principal balance                                               4,960,507.55
          Initial Class D principal balance                                       7,311,163.00

          Note factor                                                              0.678484059


          Class E
          -------
          Class E principal balance                                               2,480,253.44
          Initial Class E principal balance                                       3,655,581.00

          Note factor                                                              0.678484060

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                258,618,627.21
   (ii)     Overcollateralization Balance as of the preceding Distribution Date                              1,269,804.65
   (iii)    Monthly Principal Amount                                                                        11,863,070.20
   (iv)     Available Amounts remaining after the payment of interest                                       12,183,998.05
   (v)      ADCB as of the end of the Collection Period                                                    248,025,361.66
            Cumulative Loss Amount                                                                                   0.00

Class B Floor Calculation
-------------------------

            Class B Floor percentage                                                                               1.8600%
            Initial ADCB                                                                                   365,558,126.61
            Cumulative Loss Amount for current period                                                                0.00
            Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
            Overcollateralization Bal                                                                       12,344,700.22
            Class B Floor                                                                                   (5,545,319.07)

Class C Floor Calculation
-------------------------

            Class C Floor percentage                                                                               1.4725%
            Initial ADCB                                                                                   365,558,126.61
            Cumulative Loss Amount for current period                                                                0.00
            Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and                          9,096,094.53
            Overcollateralization Balance
            Class C Floor                                                                                   (3,713,251.12)

Class D Floor Calculation
-------------------------

            Class D Floor percentage                                                                               1.0850%
            Initial ADCB                                                                                   365,558,126.61
            Cumulative Loss Amount for current period                                                                0.00
            Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance           3,898,325.56
            Class D Floor                                                                                       67,980.11

Class E Floor Calculation
-------------------------

            Class E Floor percentage                                                                               0.4650%
            Initial ADCB                                                                                   365,558,126.61
            Cumulative Loss Amount for current period                                                                0.00
            Overcollateralization Balance                                                                    1,269,804.65
            Class E Floor                                                                                      430,040.64

Heller Financial, Inc. is the Servicer (Yes/No)                                                                       Yes

An Event of Default has occurred (Yes/No)                                                                              No

10% Substitution Limit Calculation
----------------------------------

            ADCB as of the Cut-off Date:                                                                   365,558,126.61

            Cumulative DCB of Substitute Contracts replacing materially modified contracts                              0
            Percentage of Substitute Contracts replacing materially modified contracts                                  0

            Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                       No

5% Skipped Payment Limit Calculation
------------------------------------

            The percent of contracts with Skipped Payment modifications                                                 0
            The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB(Yes/No)                            No
            No Any Skipped Payments have been deferred later than January 1, 2006                                     N/A


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                          259,888,431.86
   Principal collections                                                                                    (9,807,845.10)
   Prepayment Amounts                                                                                       (1,956,112.46)
   Defaulted Contracts                                                                                         (66,315.42)
   Change in payaheads                                                                                         (32,797.22)
   Other items including Substitutions and Repurchases                                                               0.00
ADCB as of the last day of the Collection Period                                                           248,025,361.66

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                   66,315.42
Number of Contracts that became Defaulted Contracts during the period                                                   2
Defaulted Contracts as a percentage of ADCB (annualized)                                                             0.32%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                   1,936,789.58
Number of Prepaid Contracts as of the last day of the Collection Period                                                 4

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                 0.00
Number of Substitute Contracts as of the last day of the Collection Period                                              0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                          0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 4,143.63

Cumulative Servicer Advances paid by the Servicer                                                           12,627,277.36
Cumulative reimbursed Servicer Advances                                                                     12,627,277.36

Delinquencies and Losses                     Dollars               Percent
------------------------                     -------               -------

            Current                       232,226,809.71                  93.63%
            31-60 days past due             7,424,063.32                   2.99%
            61-90 days past due             5,631,729.22                   2.27%
            Over 90 days past due           2,742,759.41                   1.11%
            Total                         248,025,361.66                 100.00%

            31+ days past due              15,798,551.95                   6.37%


   (i)      Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                         2,770,225.55
   (ii)     Cumulative Recoveries realized on Defaulted Contracts                                            1,909,813.18
            Cumulative net losses to ( (i) - date  (ii) )                                                      860,412.37
            Cumulative net losses as a percentage of the initial ADCB                                                0.24%